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                                                                    EXHIBIT 10.4

                                  AVIGEN, INC.
                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT

                                OCTOBER 29, 1999


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NOTICE TO ALL PURCHASERS:

IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


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                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT

        THIS AGREEMENT ("Agreement") is made as of the 29 day of October 1999 (the "Effective Date"), by and among AVIGEN, INC., a Delaware corporation with its principal place of business at 1201 Harbor Bay Parkway, Suite #1000, Alameda, California 94502 (the "Company"), each of those persons and entities, severally and not jointly, that have signed this agreement as a Placement Agent on the signature page hereof (each, a "Placement Agent" and collectively, the "Placement Agents"), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                    AGREEMENT

        In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Placement Agent and each Purchaser (severally and not jointly) hereby agree as follows:

        SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has or before the Closing (as defined below) will have authorized the sale and issuance of (a) up to 2,000,000 shares of its Common Stock (the "Common Stock"), (b) Warrants, each in substantially the form attached hereto as Exhibit B (each a "Warrant" and collectively the "Warrants"), to purchase up to 400,000 shares the "Warrant Shares") of the Company's Common Stock. The shares of Common Stock sold hereunder and the Common Stock issuable upon exercise of the Warrants together shall be referred to herein as the "Shares." The Shares and the Warrants shall be referred to herein as the "Securities."

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

        2.1 SALE OF UNITS. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, at a purchase price equal to five (5) times the closing price of the Company's stock as quoted on the Nasdaq National Market ("Nasdaq") on the Closing Date plus twelve and one-half ($0.125) cents per "Unit," the number of Units set forth next to such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A (the "Schedule of Purchasers"). As used herein, a Unit is comprised of (i) five shares of Common Stock, and (ii) one warrant to purchase one share of Common Stock.

        2.2 SEPARATE AGREEMENT. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Units that appear on Exhibit A hereto and that relate to such Purchaser. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Units to each of the Purchasers is a separate sale.

SECTION 3. CLOSING AND DELIVERY.

        3.1 CLOSING. The Closing of the purchase and sale of the first Units to be sold pursuant to this Agreement (the "Initial Units") shall be held on October 29, 1999, at the offices


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of Cooley Godward LLP, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto,
California, or on such other date and place as may be agreed to by the Company and the Purchasers. The closing of the purchase and sale of the Initial Units, together with each subsequent closing of the purchase and sale of any of the Securities pursuant to Section 3.3 shall herein be referred to collectively as the "Closing."

        The Company shall give at least two (2) business days prior written notice to the Purchasers, in a manner provided for in Section 11 hereof, of the date, time and location of the Closing. At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the "Closing Date").

        3.2 DELIVERY OF THE UNITS AT THE CLOSING. At the Closing, the Company shall deliver to each Purchaser stock certificates and Warrants registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of shares of Common Stock and Warrants to be purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers. The name(s) in which the stock certificates and Warrants are to be issued to each Purchaser are set forth in the Stock Certificate and Warrant Questionnaire in the form attached hereto as Appendix I, as completed by each Purchaser.

        3.3 SUBSEQUENT SALES OF SHARES. At any time on or before the 60th day following the closing of the Initial Units, the Company may sell up to the balance of the authorized Securities not sold at the closing of the Initial Units. All such sales shall be made on the terms and conditions set forth in this Agreement, including, without limitation, the representations and warranties by such Purchasers as set forth in Section 5. Any Securities sold pursuant to this Section 3.3 shall be deemed to be "Securities" for all purposes under this Agreement and any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to, and covenants with, the Purchasers and the Placement Agent as follows:

        4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is currently being conducted.

        4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company's execution, delivery and performance of this Agreement have been duly authorized under Delaware law by all requisite corporate action by the Company, and will not violate any law or the Company's Amended and Restated Certificate of Incorporation or Bylaws of the Company or any material provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such material indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any


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lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company. Upon the execution and delivery, and assuming the valid execution and delivery of this Agreement by each of the Purchasers, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 9.4 hereof may be legally unenforceable.

        4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES AND THE WARRANTS. When issued and paid for in accordance with this Agreement or the applicable form of Warrant, the Securities will be validly issued and outstanding, fully paid and non-assessable, and will be issued in compliance with all applicable federal and state securities laws and the applicable rules of the National Association of Securities Dealers.

        4.4 ADDITIONAL INFORMATION. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchasers, or will furnish if requested by the Purchasers prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

               (a) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 (without exhibits unless specifically requested);

               (b) the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC since June 30, 1998, if any (without exhibits unless specifically requested); and

               (c) Notice of Annual Meeting and Proxy Statement for the Company's 1999 Annual Meeting of Stockholders.

        4.5 NO MATERIAL CHANGE. As of the date hereof, there has been no material adverse change in the financial condition or results of operations of the Company since June 30, 1999, or end of the quarter for which the Company has filed a Quarterly Report on Form 10-Q, if later, except that the Company continues to incur losses.

        4.6 SEC REPORTS.

               (a) The Company has filed with the Commission all reports ("SEC Reports") required to be filed by it under the Securities Exchange Act of 1934 (the "Exchange Act") since June 30, 1999. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains, as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles


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consistently applied throughout the period indicated ("GAAP"), except that unaudited financial statements are subject to normal recurring year-end audit adjustments and do not contain the footnotes required under GAAP. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended, in each case except that unaudited financial statements are subject to normal recurring year-end audit adjustments and do not contain the footnotes required under GAAP.

               (b) No event has occurred since June 30, 1999 requiring the filing of an SEC Report that has not heretofore been filed and furnished or made available to the Purchasers.

               (c) The SEC Reports and this Agreement taken together as a whole will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (other than information relating to the Placement Agent furnished by the Placement Agent expressly for use in the Agreement as to which the Company makes no representation or warranty).

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS AND PLACEMENT AGENTS.

        Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

               (a) Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, either alone or together with the advice of such Purchaser's purchaser representative, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered, either alone or with such Purchaser's purchaser representative, all information Purchaser deems relevant in making an informed decision to purchase the Securities.

               (b) Purchaser is acquiring the Securities being acquired by Purchaser pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities, except in compliance with Section 5(c).

               (c) Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), applicable blue sky laws, and the rules and regulations promulgated thereunder.


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               (d) Purchaser has completed or caused to be completed the Stock
Certificate and Warrant Questionnaire and the Registration Questionnaire, attached hereto as Appendix I and Appendix II, respectively, for use in preparation of the Registration Statements to be filed by the Company, and the answers thereto are true and correct to the best knowledge of Purchaser as of the date hereof and will be true and correct as of the effective date of the applicable Registration Statement (provided that Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

               (e) Purchaser has, in connection with its decision to purchase the Securities, relied with respect to the Company and its affairs solely upon the information delivered to Purchaser as described in Sections 4.4 and 5(a) above and the representations and warranties of the Company contained herein.

               (f) Purchaser is an "accredited Purchaser" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

               (g) Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by Purchaser, this Agreement shall constitute a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, (ii) as limited by equitable principles generally, including any specific performance, and (iii) as to those provisions of Section
9.4 relating to indemnity or contribution.

               (h) Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements with such Purchaser's jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for, and such Purchaser's continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

        For purposes of this Section 5, the term "Purchaser" shall also refer to each Placement Agent with respect to the warrants issued to the Placement Agent in connection with the transactions under this Agreement and the shares of Common Stock issuable upon exercise thereof as fully as of such warrants were Warrants and such shares were Shares.

        SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Purchaser and


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Placement Agent herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers and Placement Agents of the securities being purchased and the payment therefor.

        SECTION 7. CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING. The Company's obligation to complete the sale and issuance of the Securities and deliver shares of Common Stock and Warrants to each Purchaser, individually, as set forth in the Schedule of Purchasers shall be subject to the following conditions to the extent not waived by the Company:

        7.1 RECEIPT OF PAYMENT. The Company shall have received payment, by check or wire transfer of immediately available funds, in the full amount of the purchase price for the number of Units being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers.

        7.2 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

        7.3 COVENANTS PERFORMED. All covenants, agreements and conditions contained herein to be performed by such Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

        7.4 NO GENERAL SOLICITATION; BLUE SKY. The Company shall have received such assurances as it may reasonably request from the Placement Agent that the Shares were not offered or sold by any form of general solicitation or advertising and a list from the Placement Agent of states where Shares are being sold.

        SECTION 8. CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Each Purchaser's obligation to accept delivery of the Units and to pay for the securities evidenced thereby shall be subject to the following conditions to the extent not waived by such Purchaser:

        8.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct as of the Closing Date.

        8.2 COVENANTS PERFORMED. All covenants, agreements and conditions contained herein to be performed by the Company shall have been performed or complied with in all material respects.

        SECTION 9. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES
ACT.

        9.1 REGISTRATION PROCEDURES AND EXPENSES. The Company is obligated to do the following:

               (a) Within the later to occur of (i) sixty (60) days following the Closing Date for the last sale of Units hereunder or (ii) January 14, 2000 (the "Filing Date"), the Company shall use its reasonable efforts to prepare and file with the Commission a registration statement


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in order to register with the Commission the sale by the Purchasers, from time to time, of the Shares through Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded, or in privately-negotiated transactions (a "Registration Statement"). The Company will use its reasonable efforts to ensure that the Registration Statement is declared effective within 60 days of the filing date of the Registration Statement with the Commission.

               (b) The Company shall use reasonable efforts to prepare and file with the Commission (i) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith, (ii) such SEC Reports and (iii) such other filings required by the Commission, as may be necessary to keep the Registration Statement continuously effective until the earlier of (i) second anniversary of the first date on which no Warrants remain unexercised or unexpired or (ii) date on which all Securities held by and issuable to Purchasers may be sold during any ninety (90) period under Rule 144 (or successor rule promulgated by the SEC); provided, however, that in the event of a Suspension Period (as defined below), the Company shall extend the period of effectiveness of such Registration Statement by the aggregate number of days of each such Suspension Period. The Company may suspend use of the prospectus when it deems necessary, in its reasonable judgment, until such time as the Company subsequently authorizes use of the prospectus (each such period, a "Suspension Period"). Upon the declaration of a Suspension Period, the Company shall use reasonable best efforts to end the Suspension Period as quickly as possible. Notwithstanding the foregoing, the Company shall not allow a Suspension Period to continue for more than 60 days unless the Company shall deliver to the Purchasers a second notice, which shall have the effect of extending the Suspension Period by up to an additional 30 days. In no event shall the Company extend a Suspension Period beyond such 90 day period. The Company shall not under any circumstances be entitled to exercise its rights under this subparagraph to effect a Suspension Period more than two times in any 12 month period. Each Purchaser agrees that such Purchaser will not sell any Shares pursuant to the prospectus beginning at the time the Company gives such Purchaser notice of the suspension of the prospectus and ending at the time the Company gives such Purchaser notice of the termination of the Suspension Period. Each Purchaser further agrees to promptly notify the Company of the sale of all of such Purchaser's Securities.

               (c) In order to facilitate the public sale or other disposition of all or any of the Shares by each Purchaser, the Company shall furnish to each Purchaser with respect to the Shares registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses as such Purchaser reasonably requests in conformity with the requirements of the Securities Act.

               (d) The Company shall file documents required of the Company for normal blue sky clearance in states specified in writing by each Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

               (e) Other than fees and expenses, if any, of counsel or other advisers to the Purchasers, which fees and expenses shall be borne by the Purchasers except as provided under Section 12.8 below, the Company shall bear all expenses (exclusive of underwriting discounts


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and commissions) in connection with the procedures in paragraphs (a) through (d)
of this Section 9.1.


        9.2 TRANSFER OF SECURITIES AFTER REGISTRATION. Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares or the Warrants that would constitute a sale within the meaning of the Securities Act, except:

                      (i) pursuant to the Registration Statement, in which case such Purchaser shall submit the certificates evidencing the Shares to the transfer agent accompanied by a separate "Purchaser's Certificate" (A) in the form of Appendix III attached hereto, (B) executed by such Purchaser or by an officer of, or other authorized person designated by, such Purchaser, and (C) to the effect that (1) the Shares have been sold in accordance with the Registration Statement and (2) the requirement of delivering a current prospectus has been satisfied; or

                      (ii) in a transaction exempt from registration under the Securities Act, in which case such Purchaser shall, prior to effecting such disposition, submit to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the proposed transaction is in compliance with the Securities Act.

        9.3 LEGENDS. Each certificate representing Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

        9.4 INDEMNIFICATION. As used in this Section 9.4 the following terms shall have the following respective meanings:

               (a) "Selling Stockholder" shall mean a Purchaser of Securities under this Agreement, and any transferee of such a Purchaser who is entitled to resell Shares pursuant to the Registration Statement;

               (b) "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.1; and


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               (c) "Untrue Statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement on or after the effective date of the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to such Selling Stockholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Stockholder to comply with the covenants and agreements contained in Section 9.1 or 9.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

        Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in
Section 9.1 or 9.2 hereof respecting sale of the Shares, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by a Purchaser under this
Section 9.4 exceed the gross proceeds received by such Purchaser from the sale of Shares covered by such Registration Statement.

        Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 9.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be


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entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

        9.5 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4, Section 5 or this Section 9 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        9.6 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchasers, the Company will furnish, upon request, to the Purchasers:

               (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy, excluding exhibits, of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (ii) its Annual Report on Form 10-K; (iii) its quarterly reports on Form 10-Q; and (iv) its current reports on Form 8-K, if any;

               (b) upon the request of any Purchaser, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 9.6, in the form generally available to the public; and

               (c) upon the reasonable request of any Purchaser, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses.

        9.7 CHANGES IN PURCHASER INFORMATION. Each Purchaser agrees to promptly notify the Company of any changes in the information set forth in the Registration Statement regarding Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement. The Placement Agent agrees to promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Placement Agent set forth in such Registration Statement.

        9.8 LIQUIDATED DAMAGES. The Company acknowledges and agrees that the Purchasers will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations hereunder and a Registration Statement is not declared effective by the Commission on or before 90 days after the Filing Date (the "Registration Date"), then the Company shall pay to each Purchaser, as liquidated damages and not as a penalty for each thirty day (30) period (the "Liquidation Period") during which the Securities remain unregistered beyond the Registration Date either (i) the number of shares of the Company's Common Stock equal to one percent (1.0%) (the "Liquidation Amount") of the aggregate purchase price paid for the Shares purchased under the Agreement divided by the market value (determined as of the close of business on the last tracking date of the Liquidation Period) of a share of Common Stock ( the "Liquidation Shares"), or, at the option of the Company, (ii) a cash payment equal to the Liquidation Amount. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Agreement.

        The Company shall notify each Purchaser within five (5) days of the Liquidation Period and the Company shall pay the Liquidation Amount due on the Securities to each Purchaser of record as at the end of each Liquidation Period on the first business day of each month in which such Liquidation Amount shall accrue.

        SECTION 10. BROKER'S FEE. The Company and each Purchaser (severally and not jointly) hereby represent that, except for amounts to be paid to the Placement Agent by the Company as described in Section 12.8 hereof, there are no brokers or finders entitled to compensation in connection with the sale of the Units, and shall indemnify each other for any such fees for which they are responsible.


        SECTION 11. NOTICES. ALL NOTICES, REQUESTS, CONSENTS AND OTHER COMMUNICATIONS HEREUNDER SHALL BE IN WRITING, SHALL BE SENT BY CONFIRMED FACSIMILE OR MAILED BY FIRST-CLASS REGISTERED OR CERTIFIED AIRMAIL, OR NATIONALLY RECOGNIZED OVERNIGHT EXPRESS COURIER, POSTAGE PREPAID, AND SHALL BE DEEMED GIVEN WHEN SO SENT IN THE CASE OF FACSIMILE TRANSMISSION, OR WHEN SO RECEIVED IN THE CASE OF MAIL OR COURIER, AND ADDRESSED AS FOLLOWS:

               (a)    if to the Company, to:

                              Avigen, Inc.
                              1201 Harbor Bay Parkway, Suite #1000
                              Alameda, California 94502
                              Attention:  Thomas J. Paulson
                              Facsimile:  (510) 748-7155

               with a copy so mailed to:

                              Cooley Godward LLP
                              Five Palo Alto Square, 4th Floor
                              Palo Alto, California 94306

                              Attention:  Alan C. Mendelson
                              Facsimile:  (650) 857-0663

               or to such other person at such other place as the Company shall designate to the Purchasers and the Placement Agent in writing; and

               (b) if to the Purchasers or the Placement Agent, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        SECTION 12. MISCELLANEOUS.

        12.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares.

        12.2 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        12.3 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        12.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

        12.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        12.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        12.7 ENTIRE AGREEMENT. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        12.8 PAYMENT OF FEES AND EXPENSES. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby (the "Offering"); provided, that the Company shall reimburse the Purchaser for the reasonable fees and expenses of one special counsel to the Purchasers. The fees and expenses of the special counsel to the Purchasers for which the Company shall be liable hereunder shall in no event exceed $10,000 in the aggregate. Purchasers acknowledge that each Placement Agent will receive a cash commission equal to 7.0% of the aggregate gross proceeds from the sale of the Units for which they acted as placement agent, and common stock warrants equal to 10.0% of the number of Shares sold, for which they acted as placement agent, at an exercise price equal to 110% of the closing price. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:

AVIGEN, INC.


By:
   --------------------------------------------
   John Monahan, Ph.D.
   President and Chief Executive Officer

Address:       1201 Harbor Parkway, Suite #1000
               Alameda, CA  94502

Facsimile:     (510) 748-7155

COMPANY:                                     PURCHASER:

AVIGEN, INC.


By:                                          Signature:
   ---------------------------------                   -------------------------
    John Monahan, Ph.D.
    President and Chief Executive Officer    Print Name:
                                                        ------------------------
Address:   1201 Harbor Parkway, Suite #1000  Print Title:
           Alameda, CA  94502                            -----------------------
Facsimile: (510) 748-7155                    Print Company:
                                                           ---------------------
                                             Print Address:
                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                             Date:
                                                  ------------------------------
U.S. Dollar Amount Invested: $
                              ---------------------
Contact (Placement Agent):
                          ---------------------


PLACEMENT AGENT:


Signature:
          ---------------------------------
Print Name:
           --------------------------------
Print Title:
            -------------------------------
Print Company:
              -----------------------------
Print Address:
              -----------------------------

              -----------------------------

              -----------------------------

              -----------------------------

Date:
     --------------------------------------

                                    EXHIBIT A
                             SCHEDULE OF PURCHASERS


                   NAME                      NO. OF UNITS        TOTAL  COST OF
                                                                 SHARES




                   TOTAL

                                    EXHIBIT B

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                  AVIGEN, INC.

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

NO. ________                                                     ________ Shares

        FOR VALUE RECEIVED, AVIGEN, INC., a Delaware corporation (the "Company"), with its principal office at 1201 Harbor Bay Parkway, #1000, Alameda, California 94502, hereby certifies that __________ ("Holder"), or its assigns, is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time before 5:00 p.m. (Pacific Time) on the expiration date of [five years from closing date]; provided, however, that the expiration date shall be extended by one day for each day since the issuance of this Warrant on which there has been effective a Suspension Period, as that term is defined in the Common Stock and Warrant Purchase Agreement dated [__________ ___], 1999, pursuant to which this Warrant was issued (the "Expiration Date"), the number of fully paid and nonassessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

        Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of _____ Dollars and _____ Cents ($____) (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

        SECTION 1. EXERCISE OF WARRANT.

               (a) This Warrant may be exercised in whole or in part on any business day prior to the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, Holder shall be deemed to be the holder of


                                        1.

record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

        SECTION 2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's certificate of incorporation and any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

        SECTION 3. FRACTIONAL INTEREST. The Company will not issue a fractional share of Common Stock upon exercise of a Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current market price of a full share by the fraction of a share and round the result to the nearest cent.

        The current market price of a share of Common Stock for purposes of this Section only is the Quoted Price (as defined in Section 6(b) below) of the Common Stock on the last trading day prior to the exercise date.

        SECTION 4.ASSIGNMENT OR LOSS OF WARRANT.

               (a) Except as provided in Section 9, Holder shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 9, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment (any such assignee will then be a "Holder" for purposes of this Warrant) and, if Holder's entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

        SECTION 5. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a


                                        2.

stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

        SECTION 6.ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the beginning of certain events, as follows:

               (a) Adjustment for Change in Capital Stock. If at any time after the date hereof the Company:

                      (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                      (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

                      (C) combines its outstanding shares of Common Stock into a smaller number of shares;

                      (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                      (E) issues by reclassification of its Common Stock any shares of its capital stock;

then the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price in effect immediately prior to such action shall be adjusted so that Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration the number of shares of capital stock of the Company which Holder would have owned immediately following such action if Holder had exercised this Warrant immediately prior to such action.

                      The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               (b) Current Market Price. The "current market price" per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, the price referred to above shall be the price reflected on the Nasdaq National Market, or if the Common Stock is not then traded


                                       3.

on the Nasdaq National Market, the price reflected in the over-the counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function.

               (c) Minimum Adjustment. No adjustment in the Exercise Price of this Section 6 shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($.25) in such Exercise Price; provided, however, that any adjustments which by reason of this subsection are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be.

               (d) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

               (e) When No Adjustment Required. No adjustment need be made for a change in the par value of the Common Stock. To the extent this Warrant becomes exercisable into cash, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

               (f) Notice of Certain Actions. In the event that:

                      (A) the Company shall authorize the issuance to all holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Common Stock or of any other subscription rights, warrants, options or convertible securities; or

                      (B) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this
Section 6 or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or

                      (C) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or


                                       4.

                      (D) the Company is the subject of a voluntary or involuntary dissolution, liquidation or winding-up procedure; or

                      (E) the Company proposes to take any action that would require an adjustment of the Exercise Price pursuant to this Section 6;

then the Company shall cause to be mailed by first-class mail to Holder, at least twenty (20) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

        SECTION 7. OFFICERS' CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairperson, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by Holder.

        SECTION 8. RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization, or


                                       5.

reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

        SECTION 9. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Act, and applicable blue sky laws shall bear a legend substantially in the following form:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provision of this Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent holders of this Warrant, if any.

        SECTION 10. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by Holder.

        SECTION 11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.


                                       6.

        SECTION 12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to its conflicts of laws principles.

        IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of [_________ ___], 1999.

                                        AVIGEN, INC.


                                        By:
                                           ------------------------------------
                                           John Monahan, Ph.D.
                                           President and Chief Executive Officer


                                       7.

                                  PURCHASE FORM


                                            Dated ___________, 19____


        The undersigned hereby irrevocably elects to exercise the within Warrant No. _________ to purchase _________ shares of Common Stock and hereby makes payment of $_____________ in payment of the exercise price thereof.


                                    HOLDER


                                    By:
                                       ----------------------------------
                                    Print Name:
                                               --------------------------
                                    Title:
                                          -------------------------------

                                 ASSIGNMENT FORM

                                                      Dated _________, 19____

        FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto __________________________________________________ (the "Assignee"),
(please type or print in block letters)

________________________________________________________________________________
               (insert address)

its right to purchase up to _______ shares of Common Stock represented by this Warrant No. _________ and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                    HOLDER


                                    By:
                                       -----------------------------------
                                    Print Name:
                                               ---------------------------
                                    Title:
                                          --------------------------------

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

        The inclusion of any matter as part of this Schedule should not be interpreted as indicating that the Company has determined that such matter is necessarily material to the Purchaser.

                           SECTIONS 4.4; 4.5; AND 4.6

             ADDITIONAL INFORMATION; NO MATERIAL CHANGE; SEC REPORTS

        The Company is currently exploring potential strategic transactions such as corporate partnerships, collaborations and mergers and acquisitions. There can be no assurance that the Company's efforts in this regard will result in the consummation of any such transaction.

                                   APPENDIX I

                                  AVIGEN, INC.
                   STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE


        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s) and warrant(s)). You may use a nominee name if appropriate:
                                               ---------------------------------

2. The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:
                                               ---------------------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in the response to item 1 above:
                                                   -----------------------------

                                                                     APPENDIX II

                                  AVIGEN, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statement, please provide us with the following information:

        1. Please state your or your organization's name exactly as it should appear in the Registration Statement:


        2. Please provide the following information, as of October 31, 1999:

                          (1)                                  (2)

        Number (or Percentage) of shares      Number of shares, if any, which
        acquired which are being included     will be owned  after completion
        in the Registration Statement         of sale of Shares included in
                                              the Registration Statement

        3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Proxy Statement in connection with the Company's 1999 Annual Meeting of Stockholders?

               Yes____No____

If yes, please indicate the nature of any such relationships:
                                                             -------------------

--------------------------------------------------------------------------------

                                                                    APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

        The undersigned, an officer of, or other person duly authorized by

--------------------------------------------------------------------------------
               [fill in official name of


______________________hereby certifies that he/she [said institution] is the Purchaser individual or institution]


of the Shares evidenced by the attached stock certificate(s) and as such, sold such Shares on __________________________ in accordance with registration statement [date]


number ________________________________________________________________ and the
      [fill in the number of or otherwise identify registration statement]


requirement of delivering a current prospectus and current annual, quarterly and reports (Forms 10-K, 10-Q, and 8-K) by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution):

Title of Individual representing Purchaser (if an Institution):


Signature by:

Individual Purchaser or Individual
representing Purchaser:

                               TABLE OF CONTENTS

                                                                                           PAGE
SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES...........................................1

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.....................................1

        2.1    Sale of Units.................................................................1

        2.2    Separate Agreement............................................................1

SECTION 3 CLOSING AND DELIVERY...............................................................1

        3.1    Closing.......................................................................1

        3.2    Delivery of the Units at the Closing..........................................2

        3.3    Subsequent Sales of Shares....................................................2

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY..........................2

        4.1    Organization and Qualification................................................2

        4.2    Due Execution, Delivery and Performance of the Agreements.....................2

        4.3    Issuance, Sale and Delivery of the Shares and the Warrants....................3

        4.4    Additional Information........................................................3

        4.5    No Material Change............................................................3

        4.6    SEC Reports...................................................................3

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS
                AND PLACEMENT AGENTS.........................................................4

SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS............................5

SECTION 7. CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING................................6

        7.1    Receipt of Payment............................................................6

        7.2    Representations and Warranties Correct........................................6

        7.3    Covenants Performed...........................................................6

        7.4    No General Solicitation; Blue Sky.............................................6

SECTION 8. CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING..............................6

        8.1    Representations and Warranties Correct........................................6

        8.2    Covenants Performed...........................................................6

SECTION 9. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT....................6

        9.1    Registration Procedures and Expenses..........................................6

        9.2    Transfer of Securities After Registration.....................................8

        9.3    Legends.......................................................................8

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                           PAGE

        9.4    Indemnification...............................................................8

        9.5    Termination of Conditions and Obligations....................................10

        9.6    Information Available........................................................10

        9.7    Changes in Purchaser Information.............................................10

        9.8    Liquidated Damages...........................................................11

SECTION 10. BROKER'S FEE....................................................................11

SECTION 11. NOTICES.........................................................................11

SECTION 12. MISCELLANEOUS...................................................................12

        12.1   Waivers and Amendments.......................................................12

        12.2   Headings.....................................................................12

        12.3   Severability.................................................................12

        12.4   Governing Law................................................................12

        12.5   Counterparts.................................................................12

        12.6   Successors and Assigns.......................................................12

        12.7   Entire Agreement.............................................................12

        12.8   Payment of Fees and Expenses.................................................12


ATTACHMENTS:

Exhibit A      -      Schedule of Purchasers
Exhibit B      -      Form of Warrant
Exhibit C      -      Schedule of Exceptions
Appendix I     -      Stock Certificate and Warrant Questionnaire
Appendix II    -      Registration Statement Questionnaire
Appendix III   -      Purchaser's Certificate of Subsequent Sale


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